This Instrument Was Prepared By and  |
After Recording Should Be            |
Returned To:                         |
                                     |
Solomon and Weinberg LLP             |
685 Third Avenue                     |
30th Floor                           |
New York, New York 10017             |
Attention:  Howard R. Shapiro, Esq.  |
                                     |
                                     |
                                     |
                                     |
                                     |
                                     |
                                     | SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------

This instrument is a Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement of both real and personal property, including fixtures. The fixtures or goods that are or are to become fixtures will be situated on interests in the real property described in Exhibit A. This instrument is to be filed of record in the records where mortgages on interests in real estate are recorded. In addition, this instrument is to be appropriately indexed, not only as a mortgage, but also as a financing statement covering goods that are or are to become fixtures on the real property described herein.

This instrument contains after-acquired property provisions and secures obligations containing provisions for changes in interest rates. The name and address of the Mortgagor (debtor) and Mortgagee (secured party) hereunder are set forth in Section 10.4 hereof.


================================================================================


                      CEDAR INCOME FUND PARTNERSHIP, L.P.,
                                    Mortgagor

                                       TO

                               SWH FUNDING CORP.,
                                    Mortgagee


================================================================================



                       Premises: Southpoint Parkway Center
                                 City:   Jacksonville
                                 County: Duval
                                 State:  Florida

                    MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


         THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (as the same may be amended, modified, extended, supplemented, renewed, restated or replaced from time to time, this "Mortgage"), dated as of October ___, 2001, by CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership, having an office at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050, as mortgagor ("Mortgagor"), to SWH FUNDING CORP., a New Jersey corporation, having an office at Two University Plaza, Hackensack, New Jersey 07601 (together with its successors, assigns and/or participants ("Mortgagee").


                              W I T N E S S E T H:


         WHEREAS, Mortgagor is the owner and holder of a fee title to (a) the Land (as hereinafter defined) commonly known as Southpoint Parkway Center and located in Duval County, Florida, as more particularly described in Exhibit A attached hereto and made a part hereof and (b) any and all Improvements (as hereinafter defined) situated on the Land; and

         WHEREAS, pursuant to that certain Loan Agreement, as of even date herewith, between Mortgagee, as lender, and Mortgagor, as borrower (as the same may be amended, modified, extended, supplemented, renewed, restated or replaced from time to time, the "Loan Agreement"; all capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Loan Agreement), Mortgagee has made or is about to make a certain loan (the "Loan") to Mortgagor, in an original principal amount of SIX MILLION AND 00/XX DOLLARS ($6,000,000.00), which Loan is evidenced by that certain Promissory Note, of even date herewith, made by Mortgagor to the order of Mortgagee in the principal amount of the Loan (as the same may be amended, modified, extended, supplemented, renewed, restated, replaced, split or severed from time to time, the "Note"); and

         WHEREAS, in order to secure the obligations and liabilities of Mortgagor under the Note and any and all other documents evidencing and/or securing the Loan, Mortgagor has agreed to execute this Mortgage covering the Premises (as hereinafter defined) to Mortgagee.

         NOW, THEREFORE, Mortgagor does hereby agree as follows:

         To secure the punctual payment by Mortgagor of the Mortgagor's obligations including, without limitation, Basic Interest, interest at the Default Rate, if applicable, and the Exit Fee, under the Note, the Loan Agreement, this Mortgage and all other documents and instruments evidencing and/or securing the Loan and all documents and instruments executed and/or delivered in connection therewith, and all substitutions for and replacements thereof (collectively, the "Loan Documents"), when due, whether at stated maturity, by acceleration or otherwise, and the performance and observance of all other covenants, obligations and liabilities of the Mortgagor, Pledgor, Guarantor or any other indemnitor under the Loan Documents (collectively, the "Obligations"), Mortgagor does hereby grant, bargain, sell, mortgage, warrant, convey, alien, remise, release, assign, transfer, grant a security interest in, set over, deliver, confirm and convey unto Mortgagee, upon the terms and conditions of this Mortgage, with power of sale and right of entry as provided hereinbelow, each and all of the Land and Improvements, and further grants to Mortgagee, a first priority security interest in and to all other property described in Granting Clauses First through Eighteenth below (all of such property, collectively, the "Premises").


                                GRANTING CLAUSES

         All the estate, right, title and interest of Mortgagor in, to and under, or derived from:


                              GRANTING CLAUSE FIRST

                                      Land

         All those certain lot(s), piece(s) or parcel(s) of land more particularly described in Exhibit A attached hereto and incorporated herein by this reference, as the description of the same may be amended or supplemented from time to time, and all the reversions or remainders in and to said land and the tenements, hereditaments, easements (including, without limitation, pipeline easements), rights-of-way or use, rights (including, without limitation, alley, drainage, crop, timber and cutting, agricultural, horticultural, mineral, water, oil and gas and pipeline rights), privileges, royalties and appurtenances to said land, now or hereafter belonging or in anywise appertaining thereto, including any such right, title, interest in, to or under any agreement or right granting, conveying or creating, for the benefit of said land, any easement, right or license in any way affecting other property and in, to or under any streets, ways, alleys, vaults, gores or strips of land adjoining said land or any parcel thereof, or in or to the air space over said land, all rights of ingress and egress by motor vehicles to parking facilities on or within said land, and all claims or demands of Mortgagor, either at law or in equity, in possession or expectancy, of, in or to the foregoing (all of the foregoing, collectively, the "Land").


                             GRANTING CLAUSE SECOND

                                  Improvements

         All right, title and interest Mortgagor now has or may hereafter acquire in and to all buildings, structures, facilities and other improvements now or hereafter located on the Land, and all building material, building equipment, fixtures, attachments, appliances, machinery, and other articles of every kind and nature now or hereafter located on the Land or attached to, contained in, or used in connection with, any such buildings, structures, facilities or other improvements, and all appurtenances, alterations and additions thereto and betterments, renewals, substitutions and replacements thereof, owned by Mortgagor or in which Mortgagor has or shall acquire an interest (all of the foregoing, collectively, the "Improvements").


                              GRANTING CLAUSE THIRD

                                    Fixtures

         All Equipment (as hereinafter defined) now owned or hereafter acquired by Mortgagor which is so related to the Land and the Improvements that it is deemed fixtures or real property under the law of the State in which such Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on or in the Land and the Improvements, construction equipment, appliances, machinery, plant equipment, fittings, apparatus, and other items now or hereafter attached to, installed or used in connection with (temporarily or permanently) any of the Land or the Improvements, together with all accessions, appurtenances, additions, replacements and substitutions for any of the foregoing and the proceeds thereof (all of the foregoing, collectively, the "Fixtures").


                             GRANTING CLAUSE FOURTH

                                    Equipment

         To the extent the same does not constitute Fixtures, all "equipment" as such term is defined in Article 9 of the Uniform Commercial Code as in effect from time to time in the State in which the Land and the Improvements are located (the "UCC"), now owned, or hereafter acquired and owned by Mortgagor, which is used at or in connection with the Land or the Improvements and is located thereon or therein (including, without limitation, all machinery, furnishings, electronic data-processing and other office equipment and any and all additions, substitutions and replacements of any of the foregoing, to the extent located on or in the Land or the Improvements), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all appurtenances and additions thereto and any betterments, renewals, substitutions, replacements, products and proceeds (all of the foregoing, collectively, the "Equipment"). Mortgagor as the "debtor," hereby grants to Mortgagee, as the "secured party," a security interest in and to all of Mortgagor's present and future Equipment, and Mortgagee shall have, in addition to all rights and remedies provided hereunder, all of the rights and remedies of a "secured party" under the UCC. This Mortgage constitutes and shall be deemed to be a "security agreement" between Mortgagor, as the "debtor," and Mortgagee, as the "secured party," for all purposes of the UCC. If the lien of this Mortgage is subject to a security interest covering any property described in this Granting Clause Fourth, then all of the right, title and interest of Mortgagor in and to any and all such property is hereby assigned to Mortgagee together with the benefits of all deposits and payments now or hereafter made thereon by or on behalf of Mortgagor.

                              GRANTING CLAUSE FIFTH

                               Leasehold and Other
                              Contractual Interests

         Any and all leases, subleases or sub-subleases, licenses, concessions or other agreements (whether written or oral and whether now or hereafter in effect), pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land or the Improvements, and any modifications, amendments, extensions, renewals or other agreements relating to such leases, subleases, sub-subleases or other agreements, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto and in and to all cash or securities deposited, and any other security given, thereunder to secure performance by the lessees of their obligations under the Leases (collectively, the "Leases") and the right, subject to the provisions of Section
1.2 hereof, to receive and collect all the rents, additional rents, increases in rents, advance rents, issues, revenues, income, proceeds, profits, royalties, security deposits and other types of deposits, and other benefits paid or payable and to become due or payable to Mortgagor in respect of the use, occupancy, license or possession of any portion or portions of the Land or the Improvements pursuant to the Leases, and the rights to enforce, whether at law or in equity or by any other means, all provisions thereof (collectively, the "Rents"), and all permits, licenses and rights, whether now owned or hereafter acquired, relating to the ownership, use, occupation and operation of the Land and the Improvements.


                              GRANTING CLAUSE SIXTH

                        Other and After Acquired Property

         Any and all "moneys" and any and all "goods," "general intangibles," "accounts," "chattel paper," "instruments" and "documents" (as each such term is defined in the UCC), furniture, franchises, contract rights, furnishings, objects of art, machinery, tools, supplies, appliances, and all other personal property of any kind or character whatsoever other than Fixtures, which are now or hereafter owned by Mortgagor, and which are used at or in connection with the Land or the Improvements, together with all accessories, replacements and substitutions thereto or therefor and which may be subjected to the lien hereof by Mortgagor, through a supplement to this Mortgage or otherwise, it being the intention and agreement of Mortgagor that, subject to the rights of any holder of a "purchase money security interest" (as defined in the UCC), all such property hereafter acquired or constructed by Mortgagor shall forthwith upon acquisition or construction thereof by Mortgagor and without any act or deed by Mortgagor be subject to the lien and security interest of this Mortgage as if such property were now owned by Mortgagor and were specifically described in this Mortgage and conveyed or encumbered hereby or pursuant hereto, and Mortgagee are hereby authorized to receive any and all such property as and for additional security hereunder.

                             GRANTING CLAUSE SEVENTH

                               Proceeds and Awards

         All unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Mortgagor in respect of any of the property described in these Granting Clauses, all proceeds of the conversion, voluntary or involuntary, of any of the property described in these Granting Clauses into cash or other liquidated claims, including proceeds of hazard, title and other insurance, and all judgments, damages, awards, settlements and compensation (including, without limitation, interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Land, the Improvements, the Equipment and/or any other property or rights encumbered or conveyed hereby for any injury to or decrease in the value thereof for any reason, or by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise of all or any part thereof including, without limitation, awards for any change of grade of streets or severance damages.


                             GRANTING CLAUSE EIGHTH

                            Options to Purchase, etc.

         All options to purchase or lease the Premises or any portion thereof or interest therein, and any greater estate in the Premises owned or hereafter acquired by Mortgagor.


                              GRANTING CLAUSE NINTH

                            All Additional Interests

         All additional interests, estate, water and water rights or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Premises and all right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions, alterations and appurtenances to, the Premises, hereafter acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Premises and in each such case, the foregoing shall be deemed a part of the Premises and shall become subject to the lien of this Mortgage as fully and completely, and with the same priority and effect, as though now owned by Mortgagor and specifically described herein, without any further mortgage, conveyance, assignment or other act by Mortgagor.

                              GRANTING CLAUSE TENTH

                                 Easements, etc.

         All easements, rights-of-way and rights used in connection with the Premises, or as a means of access thereto or which are otherwise of benefit thereto to the users thereof, and all tenements, hereditaments and appurtenances thereof and thereto.


                            GRANTING CLAUSE ELEVENTH

                            Street Right-of-Way, etc.

         Any land, now owned or hereafter acquired, lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises.


                             GRANTING CLAUSE TWELFTH

                            Condemnation Awards, etc.

         All the estate, interest, right, title, other claim or demand, which Mortgagor now has or may hereafter acquire in any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Premises including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages.


                           GRANTING CLAUSE THIRTEENTH

                               Insurance Proceeds

         All the estate, interest, right, title and other claim or demand which Mortgagor now has or may hereafter acquire with respect to the proceeds of insurance in effect with respect to all or any part of the Premises.

                           GRANTING CLAUSE FOURTEENTH

                            Claims for Damages, etc.

         All the estate, interest, right, title and other claim or demand which Mortgagor now has or may hereafter acquire against anyone with respect to any damage to all or any part of the Premises including, without limitation, damage arising from any defect in or with respect to the design or construction of all or any part of the Improvements and damage resulting therefrom.


                            GRANTING CLAUSE FIFTEENTH

           Deposits and Advance Payments of Insurance, Utilities, etc.

         All deposits or other security or advance payments including rental payments made by or on behalf of Mortgagor to others with respect to (a) insurance policies relating to all or any part of the Premises, (b) utility service for all or any part of the Premises, (c) cleaning, maintenance, repair, or similar services for all or any part of the Premises, (d) refuse removal or sewer service for all or any part of the Premises, (e) rental of equipment if any, used in the operation by or on behalf of Mortgagor of all or any part of the Premises and (f) parking or similar services or rights afforded to all or any part of the Premises.


                            GRANTING CLAUSE SIXTEENTH

                             Designs and Plans, etc.

         All rights and interests in plans, designs, blueprints, renderings, models, analyses, reports and studies which Mortgagor now has or may hereafter acquire in respect of any Improvements on the Premises.


                           GRANTING CLAUSE SEVENTEENTH

                                Contracts of Sale

         All contracts of sale, whether now existing or hereafter entered into (including, without limitation, all amendments, modifications, supplements or replacements thereof), affecting the Land or Improvements, or any part thereof, and all rights, benefits and privileges appertaining thereto arising under or in respect thereof inuring to the benefit of Mortgagor including, without limitation, all deposits and the right to receive all payments thereunder.

                           GRANTING CLAUSE EIGHTEENTH

              Reciprocal Easement Agreements, Operating Agreements

         Any and all reciprocal easement agreements and any and all operating agreements, whether now existing or hereafter entered into (including, without limitation, all amendments, modifications, supplements, extensions, renewals, or replacements thereof), affecting the Land or Improvements, or any part thereof, and all rights, benefits and privileges appertaining thereto arising under or in respect thereof inuring to the benefit of Mortgagor including, without limitation, the right to give consents and receive payments thereunder.

         TO HAVE AND TO HOLD, whether now owned or leased or hereafter acquired and whether now or hereafter existing, together with all the rights, privileges and appurtenances thereunto belonging, unto Mortgagee, as applicable, forever, for the uses and purposes herein set forth.

         AND Mortgagor covenants and agrees with Mortgagee as follows:

ARTICLE I

                         Assignment of Leases and Rents

         SECTION 1.1 Assignment. Mortgagor hereby absolutely and irrevocably assigns to Mortgagee all of Mortgagor's right, title and interest in, to and under all Leases and all Rents. This is a present and absolute assignment, not an assignment for security purposes only, and Mortgagee's right to the Leases and Rents is not contingent upon, and may be exercised without possession of, the Premises.

         SECTION 1.2 Grant Of License. Mortgagee confers upon Mortgagor a license (the "License"), until the occurrence of an Event of Default (as hereinafter defined), to collect and retain the Rents in strict accordance with the Loan Documents. Upon the occurrence of an Event of Default, the License shall be automatically revoked and Mortgagee may collect and apply the Rents pursuant to Section 8.5 hereof without notice and without taking possession of the Premises. Mortgagor hereby irrevocably authorizes and directs the lessees under the Leases to rely upon and comply with any notice or demand by Mortgagee for the payment to Mortgagee of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the lessees' undertakings under the Leases, and the lessees shall have no right or duty to inquire as to whether any Event of Default has actually occurred or is then existing hereunder. Mortgagor hereby relieves the lessees from any liability to Mortgagor by reason of relying upon and complying with any such notice or demand by Mortgagee.

         SECTION 1.3 Effect Of Assignment. The foregoing irrevocable assignment shall not cause Mortgagee to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Premises or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; or (c) responsible or liable for (i) any waste committed on the Premises by the lessees under any of the Leases or any other parties, (ii) any dangerous or defective condition of the Premises, or (iii) any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any lessee, licensee, employee, invitee or other Person. Mortgagee shall not directly or indirectly be liable to Mortgagor or any other Person as a consequence of (A) the exercise or failure to exercise any of the rights, remedies or powers granted to Mortgagee hereunder or (B) the failure or refusal of Mortgagee to perform or discharge any obligation, duty or liability of Mortgagor arising under the Leases.

         SECTION 1.4 Representations And Warranties. All of the representations and warranties made by Mortgagor under the Loan Agreement, with respect to Leases, including, without limitation, those contained in Section 3.20 of the Loan Agreement, are hereby incorporated within this Mortgage by this reference, mutatis mutandis, and shall have the same force and effect as if set forth at length herein.

         SECTION 1.5 Covenants. All of the covenants and agreements made by Mortgagor under the Loan Agreement with respect to Leases, including, without limitation, those contained in Section 4.6 of the Loan Agreement, are hereby incorporated within this Mortgage by this reference, mutatis mutandis, and shall have the same force and effect as if set forth at length herein.

         SECTION 1.6 Mortgagor Estoppel Certificates. Within ten (10) days after written request by Mortgagee, from time to time, but not more frequently than quarterly, and also at any time in connection with any transfer of interests by Mortgagee in Mortgagee or in or to the Loan, Mortgagor shall deliver to Mortgagee, and to any party designated by Mortgagee, estoppel certificates executed by Mortgagor, and Mortgagor will use commercially reasonable efforts to enforce the provisions of the Leases to obtain estoppel certificates by each of the lessees, in recordable form, certifying (if such be the case): (i) that the foregoing assignment and the Leases are in full force and effect; (ii) the date of each lessee's most recent payment of rent; (iii) that there are no defenses or offsets outstanding, or stating those claimed by Mortgagor or lessees under the foregoing assignment or the Leases, as the case may be; and (iv) any other information reasonably requested by Mortgagee.

                                   ARTICLE II

                      Security Agreement and Fixture Filing

         SECTION 2.1 Security Interest. Mortgagor and Mortgagee agree that this Mortgage shall constitute both a real property mortgage and a "security agreement" within the meaning of the UCC. The Premises includes both real property and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Premises. Mortgagor, by executing and delivering this Mortgage, hereby grants to Mortgagee, as security for the Obligations, a security interest in the Premises (including, without limitation, all "goods," "general intangibles," "accounts," "chattel paper," "instruments" and "documents" (as each such term is defined in the UCC)) to the full extent that the Premises may be subject to the UCC (the portion of the Premises subject to the UCC, collectively, the "Collateral"). All of the terms, provisions, conditions and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Premises, and the provisions of this Article II shall not limit the applicability of any other provision of this Mortgage, but shall be in addition thereto.

         SECTION 2.2 Financing Statement. This Mortgage is intended to constitute a financing statement filed as a fixture filing in accordance with the applicable provisions of the UCC. The "debtor" and record owner is Mortgagor and the "secured party" is Mortgagee and their addresses are those set forth in
Section 10.4 hereof. A portion of the Collateral is or is to become "fixtures" (as defined in the UCC) on the Land, described or referred to in this Mortgage, and this Mortgage, upon being filed, or recorded in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the UCC upon such portion of the Collateral that is or may become fixtures. Mortgagor hereby covenants and agrees that in the event a change in the name, identity or legal structure of Mortgagor results in the financing statement evidenced by this Mortgage or any other financing statement executed in connection herewith becoming misleading, Mortgagor shall promptly file additional financing statements covering the Collateral in the appropriate filing office or offices, as may be required in accordance with the applicable provisions of the UCC, with Mortgagor as "debtor" and Mortgagee as "secured party."

         SECTION 2.3 Representations And Warranties. Mortgagor represents and warrants that: (a) Mortgagor has good and marketable title to the Collateral, subject only to the Approved Permitted Encumbrances; (b) Mortgagor has not previously assigned or encumbered the Collateral pursuant to any pledge or assignment that remains in effect, and no financing statement currently in effect covering any of the Collateral has been delivered to any other Person; and (c) Mortgagor keeps its books and records in respect of the Collateral at its chief executive office located at the address set forth in Section 10.4 hereof. Mortgagor covenants and agrees with Mortgagee that, in the event Mortgagor changes the address of its chief executive office or place where Mortgagor's books and records in respect of the Collateral are kept, Mortgagor shall notify Mortgagee of such change of address within ten (10) days thereafter.

         SECTION 2.4 Rights Of Mortgagee. In addition to Mortgagee's rights as a "secured party" under the UCC, Mortgagee may, but shall not be obligated to, at any time without notice and at the expense of Mortgagor: (a) give notice to any Person of Mortgagee's rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Mortgagee therein; (c) inspect the Collateral at reasonable times after reasonable notice; and (d) upon the occurrence of an Event of Default, endorse, collect and receive any right to payment of money owing to Mortgagor under or from the Collateral. Notwithstanding the above, in no event shall Mortgagee be deemed to have accepted any property other than cash in satisfaction of any obligation of Mortgagor to Mortgagee unless Mortgagee shall make an express written election of said remedy under the UCC or other applicable law.

         SECTION 2.5 Rights Of Mortgagee On Default. Upon the occurrence of an Event of Default, then in addition to all of Mortgagee's rights as a "secured party" under the UCC or otherwise at law or equity:

                  (a) Mortgagee may: (i) upon written notice, require Mortgagor to assemble any or all of the Collateral and make it available to Mortgagee at a place designated by Mortgagee; (ii) without prior notice, enter upon the Premises subject to the rights of Tenants or other place where any of the Collateral may be located and take possession of, collect, sell, and dispose of any or all of the Collateral, and store the same at locations acceptable to Mortgagee at Mortgagor's expense; and/or (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales; provided, however, that notwithstanding the foregoing right to sell any or all of the Collateral without prior notice, Mortgagor hereby expressly acknowledges and agrees that, if Mortgagee elects to give any such notice of sale to Mortgagor, ten (10) days prior written notice shall constitute reasonable prior notice of such sale, and

                  (b) Mortgagee may, for the account of Mortgagor and at Mortgagor's expense: (i) operate, use, consume, sell or dispose of the Collateral as Mortgagee deems appropriate for the purpose of paying and/or performing any or all of the Obligations; (ii) enter into any agreement, compromise, or settlement, including, without limitation, with respect to insurance claims, which Mortgagee may reasonably deem desirable or proper with respect to any of the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Mortgagor in connection with or on account of any or all of the Collateral.

         Notwithstanding any other provision of this Mortgage, Mortgagee shall not be deemed to have accepted any property other than cash in satisfaction of any Obligation unless Mortgagee shall make an express written election of said remedy under the UCC or other applicable law.

         SECTION 2.6 Power Of Attorney. Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor's attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact Mortgagee may, without the obligation to do so, in Mortgagee's name, or in the name of Mortgagor, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Mortgagee's security interests and rights in or to any of the Collateral, and take any other action required of Mortgagor hereunder; provided, however, that Mortgagee as such attorney-in-fact shall be accountable only for such funds as are actually received by Mortgagee. Mortgagee agrees that it shall not exercise the rights granted to it under this Section 2.6 unless Mortgagor fails or refuses to prepare, execute and/or file, as the case may be, any such documents so requested by Mortgagee, and such failure or refusal continues for five (5) Business Days after request therefor is made by Mortgagee.

         SECTION 2.7 Possession And Use Of Collateral. Except as otherwise provided in this Section 2.7, so long as no Event of Default exists under this Mortgage or any of the Loan Documents, Mortgagor may possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Mortgagor's business.

                                  ARTICLE III

                         Representations and Warranties
                                  of Mortgagor

         SECTION 3.1 Warranty of Title. Mortgagor represents and warrants that:
(a) Mortgagor has, and will continue to have, good, insurable, and marketable title to the Land and any and all other Improvements, in fee simple, free and clear of all liens, charges and encumbrances of every kind and character, except for any Approved Permitted Encumbrances and the liens and security interests in favor of Mortgagee; (b) Mortgagor has, and will continue to have, requisite power and authority to encumber and convey the Premises as provided herein; (c) Mortgagor owns, and will continue to own, all of the Equipment, free and clear of all liens, charges and encumbrances of every kind and character, subject only to the Permitted Encumbrances and purchase money liens for new Equipment; (d) this Mortgage is, and will remain, a valid and enforceable first priority lien on, and security interest in, the Premises; and (e) Mortgagor hereby warrants and will forever continue to warrant and defend such title and the validity, enforceability and priority of the lien and security interest hereof against the claims of all Persons whomsoever.

         SECTION 3.2 Authority; Binding Obligation and Other Matters. The execution, delivery, recordation, filing and performance of this Mortgage have been duly authorized by all necessary action of Mortgagor, and this Mortgage constitutes the legal, valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms, subject to the effect of bankruptcy, insolvency and similar laws in respect of creditor's rights generally and to general principles of equity. The execution, delivery, recordation and performance of this Mortgage do not (a) violate any provision of the operating agreement or other organizational documents of Mortgagor, nor of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Mortgagor, any of its properties (including, without limitation, the Premises) or this Mortgage, (b) result in or require the creation or imposition of any mortgage, deed of trust, trust deed, pledge, lien, security interest or other charge or encumbrance of any nature (other than as is constituted hereby) on the Premises or (c) require the consent of the members of Mortgagor or any other Person which have not been obtained or the authorization, consent or approval of, or any license from, or any filing or registration with, any governmental or quasi-governmental body (except for the recordation of this Mortgage in the appropriate land records and the filing of appropriate related UCC filings). Mortgagor is in compliance with all material laws, regulations, ordinances and orders of Governmental Authorities (as hereinafter defined) applicable to Mortgagor or the Premises, and all contracts, indentures, agreements, or other instruments to which Mortgagor or the Premises is bound or subject.

         SECTION 3.3 Bankruptcy. Mortgagor is solvent, and no bankruptcy, insolvency or similar proceeding is pending or contemplated by or against Mortgagor. Mortgagor will not be left with inadequate operating funds as a result of the obligations and transactions contemplated hereby and by the Loan Agreement and the other Loan Documents.

         SECTION 3.4 Existing Defaults. There exists no Event of Default (or term(s) of similar import) by Mortgagor under the Note, this Mortgage or any other Loan Document, and no event has occurred which, with notice or the passage of time or both, would constitute or result in an Event of Default (or term(s) of similar import).

         SECTION 3.5 Certificates and Permits. (a) Mortgagor has, and shall maintain (i) all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the operation of all or any part of the Premises and the conduct of Mortgagor's business at the Premises, and (ii) all required zoning ordinance, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and none of which is subject to any revocation, amendment, release, suspension or forfeiture, (b) the present and contemplated use and/or occupancy of the Premises does not conflict with or violate any of the items delineated in clauses (i) and (ii) immediately above and (c) Mortgagor, promptly upon request by Mortgagee, shall deliver to Mortgagee copies of all of the same.

         SECTION 3.6 No Actions Pending. There are no actions, suits, proceedings, arbitrations, tenant disputes, labor disputes or governmental investigations pending, or, to the best knowledge of Mortgagor, threatened against or affecting Mortgagor or the Premises or any portion thereof which, if successful, (a) could have a material adverse effect on Mortgagor, or the Premises, or Mortgagor's ability to perform its obligations pursuant to and as contemplated by this Mortgage and the other Loan Documents, (b) might affect the validity or enforceability of the Mortgage or the priority of the Mortgage, or
(c) could materially adversely affect the use of, operations at, or capital improvements being made to or to be made to, the Premises. Mortgagor is not operating under, or subject to, any order, writ, injunction, decree or demand of any court or any Governmental Authority.

         SECTION 3.7 Flood Zone, Utilities, Roads, Damage. (a) As of the date hereof, the Premises are not located in an area identified by the Federal Emergency Management Agency or any predecessor or successor thereto as an area having special flood hazards pursuant to the terms of the National Flood Disaster Protection Act of 1973, as amended; (b) the Premises are served by all utilities required for the present and contemplated use thereof; (c) except for that portion of the Premises consisting of raw land, all streets necessary to serve the Premises for the use thereof have been completed and are serviceable and have been dedicated or accepted by the appropriate governmental entities; and (d) as of the date hereof, the Premises are free from damage caused by fire or other casualty.

         SECTION 3.8 Compliance with Laws. The Premises and the proposed and actual use thereof comply with all material laws, ordinances, rules and regulations of all Governmental Authorities having jurisdiction over the same, and there is no proceeding pending or, to the best knowledge of Mortgagor, threatened before any court, quasi-judicial body, Governmental Authority or administrative agency relating to the validity of the Loan Documents or the proposed or actual use of the Premises.

         SECTION 3.9 Additional Representations and Warranties. (a) The Premises is not used principally or primarily for agricultural or grazing purposes, (b) Mortgagor is engaged in owning and operating real property directly or indirectly through property managers or property management companies, and (c) all costs for labor and material for the construction and renovation of the Improvements (including, without limitation, any additions and alterations thereto) have been paid in full or shall be paid when due or otherwise satisfied or bonded-over to the satisfaction of Mortgagee in its sole discretion.

         SECTION 3.10 Reaffirmation of Certain Representations and Warranties, Statements, Etc. Correct. As of the date hereof, Mortgagor hereby remakes and reaffirms to and for the benefit of Mortgagee each and all of the representations and warranties set forth in the Loan Agreement, which are incorporated herein by this reference as though set forth herein in full, mutatis mutandis. All reports, statements, certificates and other data furnished by or on behalf of Mortgagor to Mortgagee in connection with the Note, the Loan Agreement, this Mortgage, the other Loan Documents or the transactions contemplated thereunder or hereunder, and all representations and warranties made herein or in the Note, the Loan Agreement or the other Loan Documents, or any certificate or other instrument delivered in connection herewith or therewith, are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained herein or therein not materially misleading. There is no fact known to Mortgagor which materially and adversely affects the business, assets, prospects, results of operations or financial condition of Mortgagor, or the ability of Mortgagor to perform its obligations under the Loan Documents, which has not been disclosed herein or in such other documents, certificates, instruments or statements.

                                   ARTICLE IV

                             Covenants Of Mortgagor

         SECTION 4.1 Obligations of Mortgagor. Mortgagor shall perform the Obligations applicable to or imposed upon it under the Loan Agreement and shall continue to be liable for the performance of such Obligations until Mortgagor causes full payment of the Note and all sums payable pursuant to the Loan Agreement and the other Loan Documents, notwithstanding any actions of partial foreclosure that may be brought hereunder to recover any amount or amounts expended by Mortgagee in order to cure any default hereunder or under any other Loan Document or to satisfy any of Mortgagor's obligations or covenants under any agreement relating to the Premises and to which Mortgagor is a party or by which the Premises are bound. Mortgagor shall timely perform, or cause to be timely performed, all the covenants, agreements, terms and conditions to be performed by Mortgagor (a) under the Loan Documents, (b) under all other agreements between Mortgagor and Mortgagee in accordance with the respective terms thereof and (c) under any and all ground leases or other Leases to which Mortgagor is or becomes a party with respect to the Premises.

         SECTION 4.2 Financial Statements and Other Reports. Mortgagor shall deliver to Mortgagee all Financial Statements and reports required to be provided by it to Mortgagee pursuant to the Loan Agreement.

         SECTION 4.3 Records and Inspection. Mortgagor covenants to keep adequate records and books of account with respect to the Premises and to permit Mortgagee or any agents or representatives thereof to examine and make copies of and abstracts from such books and records of account and to visit the Premises in accordance with the terms and provisions of the Loan Agreement.

         SECTION 4.4 Future Information. All certificates, reports, documents and other information furnished to Mortgagee by Mortgagor under the Loan Agreement, or in connection with this Mortgage or any amendment or modification of, or waiver under, this Mortgage, shall not contain any untrue statement of a material fact or omission that renders such information misleading and shall be complete and correct in all respects to the extent necessary to give Mortgagee sufficient and accurate knowledge of the subject matter thereof.

         SECTION 4.5 Insurance.

                  (a) Mortgagor, at its sole cost and expense, shall provide, maintain and keep in force all policies of insurance required to be maintained by it pursuant to Section 4.21 of the Loan Agreement.

                  (b) All of Mortgagor's right, title and interest in and to all policies of property insurance and any unearned premiums paid thereon are hereby assigned to Mortgagee who shall have the right, but not the obligation, to assign the same to any purchaser of the Premises at any foreclosure of this Mortgage.

         SECTION 4.6 Waste and Repair. Except for Approved Base Building Work and Approved Tenant Improvements pursuant to the Loan Agreement, Mortgagor shall at all times cause the Premises to be properly maintained in sound condition and repair and shall not diminish in any material respect nor materially or structurally alter the Premises, landscaped areas and on-site paved parking areas, structures and roads. Mortgagor shall not suffer any waste of the Premises or make any change in the use thereof that will in any material way increase any ordinary fire or other hazard insurance premiums or do or permit to be done thereon anything that may in any way impair the security of this Mortgage. Mortgagor shall not abandon the Premises nor leave the Premises unprotected, vacant or deserted.

         SECTION 4.7 Impositions, Impounds, Taxes. Capital Costs.

                  (a) Impositions Affecting the Premises. Mortgagor shall pay all Impositions as and when the same shall become due and payable as more fully provided for in the Loan Agreement.

                  (b) Taxes Affecting Mortgagor. Mortgagor agrees (a) to pay all amounts payable by Mortgagor under this Mortgage, the Loan Agreement, the Note or other Loan Documents free and clear of and without liability for, and without deduction or withholding for, any and all stamp and other taxes, charges, fees, levies, duties, imposts, withholdings or other assessments, other than income and franchise taxes imposed by any taxing authority upon Mortgagee directly as a result of Mortgagee's taxable presence in such jurisdiction, together with any interest and penalties, imposed by any taxing authority upon any Person (collectively, "Taxes") and (b) to (i) pay when due, (ii) reimburse Mortgagee upon demand for any payment made by Mortgagee of, and (iii) indemnify and hold Mortgagee harmless against any and all liability for, (A) any and all Taxes in any way related to this Mortgage or the Loan Documents, and (B) all interest and penalties resulting from or related to any delay by Mortgagor in paying any such Taxes. Promptly after the date on which payment of any Taxes are due pursuant to applicable law, Mortgagor shall furnish to Mortgagee evidence, in form and substance satisfactory to Mortgagee, that Mortgagor has satisfied its obligations under this Section 4.7(b).

                  (c) Taxation Savings Clause. In the event of the enactment after the date hereof of any law in the State in which the Premises are located or any other governmental entity deducting from the value of the Premises for the purpose of taxation any lien or security interest thereon, or changing in any way the laws for the taxation of mortgages, deeds of trust, trust deeds or other liens or debts secured thereby, or the manner of collection of such taxes, so as to affect this Mortgage, the Obligations, Mortgagee or the holders of the Obligations, then, and in such event, Mortgagor shall, on demand, pay to Mortgagee or such holder, or reimburse Mortgagee or such holder for payment of, all taxes, assessments, charges or liens for which Mortgagee or such holder is or may be liable as a result thereof, provided that if any such payment or reimbursement shall be unlawful or would constitute usury or render the Obligations wholly or partially usurious under applicable law, then Mortgagee may, at its option, to the extent permitted under the Loan Agreement, declare the Obligations immediately due and payable or require Mortgagor to pay or reimburse Mortgagee for payment of the lawful and non-usurious portion thereof.

         SECTION 4.8 Compliance with Law. Mortgagor shall promptly and faithfully comply in all material respects with all present and future laws, ordinances, rules, regulations and requirements of any Governmental Authority, including, without limitation, any agency, department, board, commission or instrumentality of the United States, any state of the United States or any political subdivision thereof, and any tribunal, court or arbitrator of competent jurisdiction, and of every board of fire underwriters (or similar body exercising similar functions) that may be applicable to it or to the Premises, or any part thereof, or to the use or manner of construction, occupancy, possession, operation, maintenance, alteration or repair thereon or with respect to any part thereof, whether or not such law, ordinance, rule, order, regulation or requirement shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Premises; provided, however, that Mortgagor may, at its expense, contest the validity or application of the foregoing by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence, provided further that (a) Mortgagor shall have furnished such security, if any, as may be reasonably required by Mortgagee in connection with such proceedings or shall have deposited in escrow with Mortgagee such security as may be requested by Mortgagee, which may include cash available in any account established pursuant to the Loan Documents which, in Lender's reasonable discretion, is available to serve as such security and (b) Mortgagee is reasonably satisfied that (i) neither the Premises nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled, impaired or lost as a result of such contest and (ii) such contest will not expose Mortgagee to criminal or civil liability or any liabilities for any penalties.

         SECTION 4.9 Further Assurances. Mortgagor, at any time upon the request of Mortgagee, shall at Mortgagor's expense execute, acknowledge and deliver all such additional papers and instruments (including, without limitation, a declaration of no setoff) and all such further assurances of title and shall do or cause to be done all further acts and things Lender reasonably deems proper or reasonably necessary to carry out the purpose hereof and to subject to the liens thereof any property intended by the terms of the Loan Documents to be covered thereby and any renewals, additions, substitutions, replacements or betterments thereto.

         SECTION 4.10 Reimbursement; Waiver of Offsets.

                  (a) In the event that (i) any tax, stamp tax, assessment, water rate, sewer rate, insurance premium, repair, rent charge, debt, claim, imposition or lien having priority over this Mortgage, or (ii) any other amount required to be paid by Mortgagor hereunder or under the other Loan Documents shall remain unpaid and Mortgagor is not validly and properly contesting such amount pursuant to the terms hereof or of the Loan Documents, Mortgagee shall have the right upon ten (10) days' prior notice to pay such amount and shall have the right to declare immediately due and payable any such amount so paid and to foreclose for such amount, subject to the continuing lien of this

Mortgage for the balance of the Obligations not then fully discharged; but Mortgagor shall continue to be liable for the performance of the Obligations until discharged in full. Any amount so paid by Mortgagee shall bear interest at the Default Rate from the date of payment by Mortgagee, shall constitute an additional Obligation secured hereby, prior to any right, title or interest in or claim upon the Premises attaching or accruing subsequent to the lien of this Mortgage, shall be secured by this Mortgage and shall be payable by Mortgagor to Mortgagee upon demand.

                  (b) All sums payable by Mortgagor hereunder or under the other Loan Documents shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected by reason of (a) any damage to or destruction of or any condemnation or similar taking of the Premises or any part thereof, (b) any restriction or prevention of or interference with any use of the Premises or any part thereof, (c) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Mortgagee, or any action taken with respect to this Mortgage by any receiver of Mortgagee, or by any court, in any such proceeding; or (e) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; whether or not Mortgagor shall have notice or knowledge of any of the foregoing. To the extent permitted by applicable law, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.

         SECTION 4.11 Litigation. Mortgagor shall promptly give notice in writing to Mortgagee of any litigation commenced affecting Mortgagor or the Premises.

         SECTION 4.12 Tax Receipts. Subject to the provisions of the Loan Agreement and of Section 4.7 hereof, Mortgagor shall exhibit to Mortgagee, within ten (10) days after written demand made therefor, bills (which shall be receipted from and after the date receipted bills are obtainable) showing the payment to the extent then due of all taxes, assessments (including those payable in periodic installments), water rates, sewer rates, and/or any other Imposition that may have become a lien upon the Premises.

         SECTION 4.13 FIRPTA Affidavit.

                  (a) Mortgagor hereby represents and warrants to Mortgagee, under penalties of perjury, that:

                           (i) The Mortgagor's U.S. Taxpayer Identification
Number is 11-3440066;

                           (ii) Mortgagor's business address is c/o Cedar Bay
Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050; and

                           (iii) Mortgagor is not a "foreign person" within the
meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended (together with the regulations promulgated thereunder, the "Tax Code") (i.e., Mortgagor is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Tax Code and regulations promulgated thereunder) and shall deliver to Mortgagee an affidavit to such effect.

         Mortgagor agrees to indemnify, defend, protect and hold Mortgagee and Mortgagee's agents harmless of, from and against any and all loss, liability, costs, damages, claims or causes of action including, without limitation, attorneys' fees, costs and expenses which may arise or be incurred by Mortgagee or Mortgagee's agents by reason of any failure of any representation or warranty made by Mortgagor in this Section 4.13 to be true and correct in all respects, including, without limitation, any liability for failure to withhold any amount required under Section 1445 of the Tax Code in the event of foreclosure or other transfer of the Premises.

                  (b) In the event of any transfer by Mortgagor of its rights hereunder or of any interest in the Premises as otherwise permitted hereunder or under the Loan Agreement, such transferee shall, as an additional condition to such transfer, under penalty of perjury, execute and deliver to Mortgagee an affidavit substantially in the form as required by Section 4.13(a)(iii) hereof.

         SECTION 4.14 Tax Service Contract. Upon the request of Mortgagee, Mortgagee shall be furnished, at Mortgagor's sole expense, a tax service contract in form satisfactory to Mortgagee issued by a tax reporting agency satisfactory to Mortgagee, which contract shall remain in force until indefeasible discharge in full of the Obligations.

         SECTION 4.15 Liens. Subject to the provisions of Section 10.17 hereof, Mortgagor shall pay and promptly discharge, at Mortgagor's cost and expense, all liens or encumbrances upon the Premises, or any part thereof or interest therein, other than the Permitted Encumbrances and liens for Impositions which are not yet due and payable. Mortgagor shall have the right to contest in good faith the validity of any such lien or encumbrance, provided Mortgagor shall first deposit with Mortgagee or a court of competent jurisdiction a bond or other security satisfactory to Mortgagee in such amounts as Mortgagee shall require, and provided further that Mortgagor shall diligently proceed to cause such liens or encumbrances to be removed and discharged within thirty (30) days of the filing of such liens. If Mortgagor shall fail to discharge any such lien or encumbrance, then, in addition to any other right or remedy of Mortgagee, Mortgagee may, but shall not be obligated to, at Mortgagor's sole cost and expense, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien or encumbrance by depositing in court a bond for the amount claimed or otherwise giving security for such lien or encumbrance, or in such manner as is or may be prescribed by law.

         SECTION 4.16 Inspection. Mortgagor shall permit Mortgagee, upon reasonable prior notice, from time to time to enter upon and inspect, during normal business hours, the Premises and the construction, alteration and operation thereof, for such purposes deemed necessary by Mortgagee (it being agreed by Mortgagor that Mortgagee's good faith belief of the existence of a new or previously undisclosed release or threatened release of any Hazardous Substances (as hereinafter defined) into, onto, beneath or from the Premises and Mortgagee's good faith belief in the violation of applicable law by a release or threatened release of Hazardous Substances into, onto, beneath or from the Premises both shall be conclusively deemed reasonable and shall each constitute an independently sufficient basis for such inspection); provided, however, that no such prior notice shall be necessary and such inspection may occur at any time if Mortgagee reasonably believes that an emergency exists or is imminent, and provided further that no such prior notice shall be necessary if the giving or delivery of such notice is prohibited or stayed by applicable law.

                                   ARTICLE V

                           Casualties and Condemnation

         SECTION 5.1 Casualties. Mortgagor will notify Mortgagee in writing promptly after any loss or damage caused by fire or other casualty to the Premises which is reasonably estimated by Mortgagor to require in excess of $25,000.00 to repair. The terms and provisions of Section 5.6 of the Loan Agreement, which are incorporated herein by this reference as though set forth at length herein, mutatis mutandis, shall govern the payment and disposition of insurance proceeds following the occurrence of any such loss, as well as Mortgagee's right to file and prosecute claims in respect thereof.

         SECTION 5.2 Condemnation. Mortgagor, promptly upon receiving notice of the institution of any proceedings for the condemnation of the entire Premises or any portion thereof, will notify Mortgagee of the pendency of such proceedings. The terms and provisions of Section 5.7 of the Loan Agreement, which are incorporated herein by this reference as though set forth at length herein, mutatis mutandis, shall govern the payment and disposition of the proceeds of any award or compensation received in connection with any such condemnation proceedings, as well as Mortgagee's right to file and prosecute claims in respect thereof.

                                   ARTICLE VI

                    Additional Advances; Expenses; Indemnity

         SECTION 6.1 Additional Advances and Disbursements. Mortgagor agrees that, if Mortgagor shall default in any of its obligations hereunder to pay any amount or to perform any action, including, without limitation, its obligation under Section 4.7 hereof to pay Impositions and under Section 4.5 hereof to procure, maintain and pay premiums on the insurance policies referred to therein, then Mortgagee shall have the right, but not the obligation, subject to Mortgagee's obligations under Section 7.27 of the Loan Agreement, in Mortgagor's name or in its own name, and upon five (5) Business Days prior written notice to

Mortgagor, to advance all or any part of such amounts or to perform any or all such actions, and, for such purpose Mortgagor expressly grants to Mortgagee, in addition and without prejudice to any other rights and remedies hereunder, the right to enter upon and take possession of the Premises to such extent and as often as Mortgagee may deem necessary or desirable to prevent or remedy any such default. No such advance or performance shall be deemed to have cured such default by Mortgagor or any Event of Default with respect thereto. All sums so advanced and all expenses incurred by Mortgagee in connection with such advances or actions, and all other sums advanced or expenses incurred by Mortgagee hereunder or under applicable law shall be deemed obligations owing by Mortgagor to Mortgagee and shall bear interest, from the date paid or incurred until paid, at the Default Rate. All such amounts advanced or incurred, and all such interest thereon, shall be part of the Obligations and shall be secured by this Mortgage. Mortgagee, upon making any such advance, shall be subrogated to all of the rights of the Person receiving such advance.

         SECTION 6.2 Other Expenses.

                  (a) Mortgagor shall pay all costs, charges and expenses as set forth in the Loan Agreement and the other Loan Documents.

                  (b) Mortgagor shall pay or, on demand, reimburse Mortgagee for the payment of any costs or expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred or expended in connection with or incidental to (i) any request made by Mortgagor for the consent of Mortgagee to any action proposed to be taken by Mortgagor, (ii) any Event of Default under the Note, the Loan Agreement, any other Loan Document or hereunder or (iii) after the occurrence of an Event of Default, the exercise or enforcement by or on behalf of Mortgagee or any holder of the Obligations of any of its rights or remedies or Mortgagor's obligations or the obligations of any other Person under the Note, the Loan Agreement, any other Loan Document or this Mortgage, including, without limitation, the enforcement, compromise or settlement of this Mortgage or the Obligations or the defense, assertion of the rights and claims of Mortgagee or any holder of the Obligations hereunder in respect thereof, by litigation or otherwise.

         SECTION 6.3 Indemnity.

                  (a) Mortgagor agrees to indemnify and hold harmless Mortgagee and the holders of the Obligations from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Mortgagee or any holder of the Obligations by reason or on account of, or in connection with any of the following, except to the extent arising from Mortgagee's gross negligence or willful misconduct: (i) any Event of Default under the Note, the Loan Agreement, any other Loan Document or hereunder; (ii) Mortgagee's or any such holder's exercise of any of its rights and remedies, or the performance of any of its duties, under the Note, the Loan Agreement, any other Loan Document or hereunder after the occurrence of an Event of Default; (iii) the construction, reconstruction or alteration of the

Improvements; (iv) any negligence or willful misconduct of Mortgagor, or any of its Affiliates, agents, contractors, subcontractors, servants, or employees; (v) any accident, injury, death or damage to any Person or property occurring in, on or about the Premises or any street, drive, sidewalk, curb or passageway adjacent thereto; or (vi) any other transaction involving Mortgagor arising out of or in any way connected with the Premises, the Note, the Loan Agreement, any other Loan Document or this Mortgage. Any amount payable to Mortgagee or such holder under this Section 6.3 shall be deemed a demand obligation, shall be part of the Obligations, and shall be secured by this Mortgage.

                  (b) Mortgagor's obligations under this Section 6.3 shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation on its part under any such policy of insurance. If any claim, action or proceeding is made or brought against Mortgagee or any holder of the Obligations which is subject to the indemnity set forth in this Section 6.3, Mortgagor shall, upon notice thereof by Mortgagee, resist or defend against the same, if necessary in the name of Mortgagee or such holder, by attorneys for Mortgagor's insurance carrier (if the same is covered by insurance) or otherwise by attorneys reasonably approved by Mortgagee. In the alternative, Mortgagee and such holder may elect to conduct their own defense through counsel of their own choosing, and at the expense of the Mortgagor, if (i) Mortgagee and such holder reasonably determine that the conduct of its defense by Mortgagor presents a conflict or potential conflict between the Mortgagor and Mortgagee that would make separate representation advisable or otherwise could be prejudicial to its interests,
(ii) Mortgagor refuses to defend or (iii) Mortgagor shall have failed, in Mortgagee's reasonable judgment, to diligently defend such claim. Mortgagor may settle any claim against Mortgagee and such holder without Mortgagee and such holder's consent, provided that (A) such settlement is without any liability, cost or expense whatsoever to Mortgagee and such holder, (B) the settlement does not include or require any admission of liability or culpability by Mortgagee and such holder under any Legal Requirement, whether criminal or civil in nature, and (C) Mortgagor obtains an effective written release of liability for Mortgagee and such holder from the party to the claim with whom such settlement is being made, which release must be reasonably acceptable to Mortgagee and such holder, and a dismissal with prejudice with respect to all claims made by the party with whom such settlement is being made, with respect to any pending legal action against Mortgagee and such holder in connection with such claim. If Mortgagee and such holder are conducting their own defense as provided above, Mortgagor shall be responsible for any good faith settlement of such claim entered into by Mortgagee and such holder shall not be required to obtain Mortgagor's consent to any such settlement. Nothing contained herein shall be construed as requiring Mortgagee or such holder to expend funds or incur costs to defend any claim in connection with the matters for which Mortgagee and such holder are entitled to indemnification pursuant to this Section 6.3. Mortgagee shall, if being represented by Mortgagor's counsel, reasonably cooperate with such counsel.

         SECTION 6.4 Interest After Default. If any payment due hereunder or under the Note or under the Loan Agreement is not paid in full when due (subject to any applicable grace periods), whether on a stated due date, any accelerated due date or on demand or at any other time specified under any of the provisions hereof or thereof, then the same shall bear interest hereunder at the Default Rate from the due date until paid, and such interest shall be added to and become a part of the Obligations and shall be secured by this Mortgage.

                                  ARTICLE VII

                        Sale or Transfer of the Premises

         SECTION 7.1 Continuous Ownership. Mortgagor acknowledges that the continuous ownership of the Premises by Mortgagor is of a material nature to the transaction and Mortgagee's agreement to create the Obligations. Mortgagor hereby remakes and reaffirms its covenant and agreement set forth in Section 4.2 of the Loan Agreement not to make, or suffer or permit to occur, any Transfer except a Permitted Transfer, except upon Mortgagee's prior written consent, in each instance, as expressly provided in the Loan Agreement.

         SECTION 7.2 No Cooperative or Condominium. Mortgagor shall not convert the ownership of the Premises, or any portion thereof, to a condominium form of ownership, nor operate or permit the Premises to be operated as a cooperative or condominium building or buildings in which the tenants or occupants participate in the ownership, control or management of the Premises or any part thereof, as tenant stockholders or otherwise.

                                  ARTICLE VIII

                              Defaults and Remedies

         SECTION 8.1 Events of Default. The term "Event of Default," as used in this Mortgage, shall mean the occurrence of any of the following events:

                  (a) if there shall occur a default or Event of Default (or any term or terms of similar import) under the Loan Agreement or under any other Loan Document, and such default or event of default shall have continued beyond the expiration of any cure or grace period, if any, expressly specified in the Loan Agreement or such other Loan Document, as applicable; or

                  (b) if any claim of priority to this Mortgage or any other Loan Document by title, lien or otherwise shall be upheld by any court of competent jurisdiction or shall be consented to by Mortgagor; or

                  (c) if any of the Loan Documents, at any time after their respective execution and delivery and for any reason shall cease to be in full force and effect or be declared null and void, or the validity or enforceability thereof shall be contested by Mortgagor or any other Person obligated thereon or bound thereby, or Mortgagor or any other Person obligated thereon or bound thereby shall deny in writing that Mortgagor or such other Person has any or further liability or obligation under any of the Loan Documents; or

                  (d) if this Mortgage, at any time after its execution and delivery and for any reason shall cease to constitute a valid and subsisting first priority lien and/or valid and first priority perfected security interest in and to the Premises; or

                  (e) if any other event occurs which, under the terms hereof, or under any other Loan Document, would permit Mortgagee to accelerate the Obligations.

         SECTION 8.2 Remedies. Upon the occurrence of any one or more Events of Default, Mortgagee may (but shall not be obligated to), in addition to any rights or remedies available to it under this Mortgage, the Note, the Loan Agreement, or any other Loan Document, take such action personally or by its agents or attorneys, with or without entry, and without notice, demand, presentment or protest (each and all of which are hereby waived by Mortgagor, to the extent permitted by applicable law), as Mortgagee deems necessary or advisable to protect and enforce its rights and remedies against Mortgagor and in and to the Premises, including, without limitation, the following actions, each of which, subject to applicable law, may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting its or their other rights or remedies:

                  (a) declare the entire balance of the Obligations (including the entire principal balance thereof, all accrued and unpaid interest and any premium thereon and all other such sums secured hereby) to be immediately due and payable, and upon any such declaration the entire unpaid balance of the Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Mortgagor, to the extent permitted by applicable law, anything in the Note, in any Loan Document or herein to the contrary notwithstanding; or

                  (b) institute a proceeding or proceedings for the complete foreclosure of this Mortgage against the Premises or any part thereof under any applicable provision of law; or

                  (c) to the extent permitted by applicable law, institute a proceeding or proceedings for the partial foreclosure of this Mortgage against the Premises or any part thereof under any applicable provision of law for the portion of the Obligations then due and payable, subject to the lien of this Mortgage continuing unimpaired and without loss of priority so as to secure the balance of the Obligations not then due and payable; or

                  (d) to the extent and in the manner permitted by applicable law, sell or cause to be sold the Premises or any part thereof, and all estate, right, title, interest, claim and demand of Mortgagor therein, and all rights of redemption thereof, at one or more sales, in an entirety or in parcels, with such elements of real and/or personal property (and, to the extent permitted by applicable law, may elect to deem all of the Premises or any part thereof to be real property for purposes thereof), and at such time and place and upon such terms as it may deem expedient, or as may be required by applicable law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Premises, this Mortgage shall continue as a lien and security interest on the remaining portion of the Premises; or

                  (e) institute an action, suit or proceeding in equity for the specific performance of any of the provisions contained in the Note, in any Loan Document or herein; or

                  (f) to the extent permitted by applicable law, sue and recover a judgment on the Obligations, as the same become due and payable, or on account of any default or defaults under any Loan Document or hereunder; or

                  (g) apply for the appointment of a receiver, custodian, liquidator or conservator of the Premises, to be invested with the fullest powers permitted under applicable law, as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Obligations or the solvency of Mortgagor or any other Person liable for the payment of the Obligations, and Mortgagor and each other Person so liable waives or shall be deemed to have waived such necessity and consents or shall be deemed to have consented to such appointment, to the extent permitted by applicable law; or

                  (h) subject to the provisions and restrictions of any applicable law, enter upon the Premises or any part thereof and exclude Mortgagor and its agents and servants wholly therefrom, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating thereto, and Mortgagor agrees to surrender possession of the Premises and of such books, records and accounts to Mortgagee on demand after the occurrence of any Event of Default; and having and holding the same may use, operate, manage, preserve, control and otherwise deal therewith and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from Mortgagor; and upon each such entry and from time to time thereafter, at the expense of Mortgagor and the Premises, without interference by Mortgagor and as it may deem advisable, (i) either by purchase, repair or construction, may maintain and restore the Premises, (ii) may insure or reinsure the same, (iii) may make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements thereto and thereon, (iv) may complete the construction of the Improvements and, in the course of such completion, may make such changes in the contemplated or completed Improvements as it may deem advisable, and (v) may in every such case in connection with the foregoing have the right to exercise all rights and powers of Mortgagor with respect to the Premises, either in Mortgagor's name or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants and subtenants on such terms as Mortgagee shall deem advisable; or

                  (i) subject to the provisions and restrictions of any applicable law, with or without the entrance upon or taking possession of the Premises or any part thereof collect and receive all Rents and any other earnings, revenues, rents, issues, profits, income and cash collateral derived from the Premises or any part thereof and after deducting therefrom all costs and expenses of every character incurred by Mortgagee in collecting the same and in using, operating, managing, preserving and controlling the Premises, and otherwise in exercising Mortgagee's rights under clause (h) immediately above, including, without limitation, all amounts necessary to pay Impositions, insurance premiums and other charges in connection with the Premises, as well as reasonable compensation for the services of Mortgagee and its attorneys, agents and employees, apply the remainder as provided in Section 8.5 hereof; or

                  (j) release any portion of the Premises for such consideration as Mortgagee may require without, as to the remainder of the Premises, in any way impairing or affecting the lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienor; or

                  (k) take all actions permitted under the Uniform Commercial Code of any state in which any portion of the Premises or the Collateral are located; or

                  (l) take any other action, or pursue any other right or remedy, as Mortgagee may have under applicable law, and Mortgagor does hereby grant the same to Mortgagee.

         In the event that Mortgagee shall exercise any of the rights or remedies set forth in clauses (h) and (i) of this Section 8.2, Mortgagee shall not be deemed to have entered upon or taken possession of the Premises except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose, nor shall Mortgagee be deemed a mortgagee in possession by reason of such entry or taking possession. Mortgagee shall not be liable to account for any action taken pursuant to any such exercise other than for rents actually received by Mortgagee, nor liable for any loss sustained by Mortgagor resulting from any failure to let the Premises, or from any other act or omission of Mortgagee, except to the extent such loss is caused by Mortgagee's gross negligence or willful misconduct. Mortgagor hereby consents to, ratifies and confirms the exercise by Mortgagee of said rights and remedies, and appoints Mortgagee as its attorney-in-fact, which appointment shall be deemed to be coupled with an interest and is irrevocable for such purposes.

         SECTION 8.3 Expenses. In any suit to foreclose this Mortgage or enforce any other remedy of Mortgagee under the Note, the Loan Agreement, any other Loan Document or hereunder, there shall be allowed and included as an addition to and a part of the Obligations in the decree for sale or other judgment or decree, all reasonable expenditures and expenses which may be paid or incurred in connection with the exercise by Mortgagee of any of its rights and remedies provided or referred to in Section 8.2 hereof. All such expenditures and expenses shall be secured by this Mortgage, as permitted by applicable law.

         SECTION 8.4 Rights Pertaining to Sales. The following provisions shall apply to any sale or sales of all or any portion of the Premises under or by virtue of this Article VIII, whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

                  (a) Mortgagee may conduct any number of sales from time to time. The power of sale set forth in Section 8.2(d) hereof shall not be exhausted by any one or more such sales as to any part of the Premises which shall not have been sold, nor by any sale which is not completed or is defective in Mortgagee's opinion, until the Obligations shall have been paid in full.

                  (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice, as permitted by applicable law.

                  (c) After each sale, Mortgagee or any officer of any court empowered to do so, shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Mortgagor in and to the property and rights sold and shall receive the proceeds of said sale or sales and apply the same as herein provided. Mortgagee is hereby appointed the true and lawful attorney-in-fact of Mortgagor, which appointment is irrevocable and shall be deemed to be coupled with an interest in Mortgagor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment, transfer and delivery, or may substitute one or more Persons with like power, Mortgagor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Mortgagor, if requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to such purchaser or purchasers all such instruments as may be advisable, in Mortgagee's judgment, for the purposes designated in such request.

                  (d) Any and all statements of fact or other recitals made in any of the instruments referred to in clause (c) immediately above given by Mortgagee as to nonpayment of the Obligations, or as to the occurrence of any Event of Default, or as to Mortgagee having declared all or any of the Obligations to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the property or rights to be sold having been duly given, or as to any other act or thing having been duly done by Mortgagee, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Mortgagee may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale so held, including, without limitation, the posting of notices and the conduct of sale, but in the name and on behalf of Mortgagee.

                  (e) The receipt of Mortgagee of the purchase money paid at any such sale, or the receipt of any other Person authorized to give same, shall be sufficient discharge therefor to any purchaser of any property or rights sold as aforesaid, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Mortgage or, in any manner whatsoever, be answerable for any loss, misapplication or nonapplication of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

                  (f) Any such sale or sales and the expiration of any applicable redemption period shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and any and all Persons claiming or who may claim the same, or any part thereof, by, through or under Mortgagor to the fullest extent permitted by applicable law.

                  (g) Upon any such sale or sales, Mortgagee or any holder of the Obligations may bid for and acquire the Premises and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums which Mortgagee is authorized to deduct under the terms hereof and pursuant to applicable law, to the extent necessary to satisfy such bid.

                  (h) In the event that Mortgagor, or any Person claiming by, through or under Mortgagor, shall transfer or refuse or fail to surrender possession of the Premises after any sale thereof, then Mortgagor or such Person shall be deemed a tenant at sufferance of the purchaser at such sale subject to eviction by means of forcible entry and unlawful detainer proceedings, or subject to any other right or remedy available hereunder or under applicable law.

                  (i) Upon any such sale, it shall not be necessary for Mortgagee or any public officer acting under execution or order of court to have present or constructively in its possession any or all of the Premises.

                  (j) In the event of any sale referred to in this Section 8.4, all of the Obligations, if not previously due and payable, immediately thereupon shall, notwithstanding anything to the contrary in the Note or herein or in any other Loan Document, become due and payable.

                  (k) In the event a sale referred to in this Section 8.4 shall be commenced by Mortgagee, Mortgagee may, at any time before the sale of the Premises, abandon the sale, and may institute suit for the foreclosure of this Mortgage, or in the event that Mortgagee should institute a suit for the foreclosure of this Mortgage, Mortgagee may at any time before the entry of final judgment in said suit dismiss the same and sell the Premises in accordance with the provisions of this Mortgage.

         SECTION 8.5 Application of Proceeds. The purchase money, proceeds or avails of any sale referred to in Section 8.4 hereof, together with any other sums which may be held by Mortgagee hereunder, whether under the provisions of this Article VIII or otherwise, shall be applied in such order as Mortgagee in its sole and absolute discretion may elect, which application may, without limiting the generality of the foregoing, be made to the following items:

                  (a) To the payment of the reasonable costs and expenses of any such sale, including, without limitation, compensation to Mortgagee, its agents and counsel, and of any judicial proceeding wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee hereunder, together with interest thereon as provided herein or in the other Loan Documents, and all taxes, assessments and other charges, except any taxes, assessments or other charges subject to which the Premises or any part thereof shall have been sold.

                  (b) To the payment in full of the Obligations (including, without limitation, principal, interest, premium and fees in such order as Mortgagee may elect).

                  (c) To the payment of any other sums secured hereunder or required to be paid by Mortgagor pursuant to any provision of this Mortgage, the Note, the Loan Agreement, or any other Loan Document.

                  (d) To the extent permitted by applicable law, to be set aside by Mortgagee as adequate security in its judgment for the payment of sums which would have been paid by application under clauses (a) through (c) immediately above, inclusive, to Mortgagee, arising out of an obligation or liability with respect to which Mortgagor has agreed to indemnify it, but which sums are not yet due and payable or liquidated.

Only after the foregoing items have been paid shall the surplus, if any, be applied to whomsoever may be lawfully entitled to receive the same.

         SECTION 8.6 Additional Provisions as to Remedies.

                  (a) No right or remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and continuing, shall be in addition to every other right or remedy given under the Note, under the Loan Agreement, under any Loan Document or hereunder or now or hereafter existing at law or in equity, and may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

                  (b) No delay or omission by Mortgagee to exercise any right or remedy hereunder upon an Event of Default shall impair any such exercise, or be construed to be a waiver of any such Event of Default or an acquiescence therein.

                  (c) The failure, refusal or waiver by Mortgagee of its right to assert any right or remedy hereunder upon any Event of Default or other occurrence shall not be construed as waiving such right or remedy upon any other or subsequent Event of Default or other occurrence.

                  (d) Mortgagee shall not have any obligation to pursue any rights or remedies it may have under any other agreement prior to pursuing its rights or remedies under the Note, under the Loan Agreement, under any Loan Document or hereunder.

                  (e) To the extent permitted by applicable law, no recovery of any judgment by Mortgagee and no levy of an execution upon the Premises or any other property of Mortgagor shall affect, in any manner or to any extent, the lien and security interest of this Mortgage upon the Premises, or any liens, rights, powers or remedies of Mortgagee hereunder or under any of the other Loan Documents, and such liens, rights, powers and remedies shall continue unimpaired as before.

                  (f) Mortgagee may resort to any security given by this Mortgage or any other security now given or hereafter existing to secure the Obligations, in whole or in part, in such portions and in such order as Mortgagee may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights or benefits granted hereunder.

                  (g) Acceptance of any payment after the occurrence of an Event of Default shall not be deemed a waiver or a cure of such Event of Default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

                  (h) Except as otherwise clearly provided, nothing in the Note, in the Loan Agreement, in any Loan Document or herein shall affect the obligations of Mortgagor to pay the Obligations in the manner and at the time and place herein or therein respectively expressed.

                  (i) In the event that Mortgagee shall have proceeded to enforce any right or remedy hereunder by foreclosure, sale, entry or otherwise, and such proceeding shall be discontinued, abandoned or determined adversely for any reason, then Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder with respect to the Premises, subject to the lien hereof.

         SECTION 8.7 Waiver of Rights and Defenses. To the full extent Mortgagor may do so under applicable law, Mortgagor agrees with Mortgagee as follows:

                  (a) Mortgagor shall not have or assert any right under any statute or rule of law providing for any appraisement, valuation, stay, extension, moratorium, redemption, reinstatement or statute of limitations, notice of intention to mature or declare due the whole of the obligations, rights to a marshalling of the assets of Mortgagor, rights to a sale in inverse order of alienation, to the administration of estates of decedents or to any other matters whatsoever to defeat, reduce or affect any of the rights or remedies of Mortgagee hereunder, including, without limitation, the rights of Mortgagee hereunder to a sale of the Premises for the collection of the Obligations without any prior or different resort for collection, or to the payment of the Obligations out of the proceeds of sale of the Premises in preference to any other Person.

                  (b) If any statute or rule of law referred to in this Section
8.7 and now in force, of which Mortgagor or any of its heirs, devisees, representatives, successors or assigns and such other Persons claiming any interest in the Premises might take advantage despite this Section 8.7, shall hereafter be repealed or cease to be in force, such statute or rule of law shall not thereafter be deemed to preclude the application of this Section 8.7.

                  (c) Mortgagor shall not be relieved of its obligation to pay and/or perform, as applicable, the Obligations at the time and in the manner provided in the Note, in the Loan Agreement, in any Loan Document or herein, nor shall the lien, security interest or priority of this Mortgage or any Loan Document be impaired by any of the following actions, non-actions or indulgences by Mortgagee, each of which actions, non-actions or indulgences Mortgagee may, in its sole discretion, take or refrain from taking:

                           (i) any failure or refusal by Mortgagee to comply
with any request by Mortgagor (A) to consent to any action by Mortgagor or (B) to take any action to foreclose this Mortgage or otherwise enforce any of the provisions of the Note, of the Loan Agreement, of any Loan Document or hereof;

                           (ii) any release, regardless of consideration, of any
part of the Premises or any other security for the Obligations, or any Person liable for payment of the Obligations;

                           (iii) any waiver by Mortgagee of compliance by
Mortgagor with any provision of the Note, the Loan Agreement, any Loan Document or this Mortgage, or consent by Mortgagee to the performance by Mortgagor of any action which would otherwise be prohibited hereunder or thereunder, or to the failure by Mortgagor to take any action which would otherwise be required hereunder or thereunder; and

                           (iv) any agreement or stipulation between Mortgagee
and Mortgagor, or, with or without Mortgagor's consent, between Mortgagee and any subsequent owner or owners of the Premises or any other security for the Obligations, renewing, extending or modifying the time of payment or the terms of the Note, the Loan Agreement, any Loan Document or this Mortgage (including, without limitation, any and all modifications of any interest rate) and, in any such event, Mortgagor shall continue to be obligated to pay and perform the Obligations at the time and in the manner provided in the Note, in the Loan Agreement, in the Loan Documents and herein, as so renewed, extended or modified, unless expressly released and discharged in writing by Mortgagee.

         (d) Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Premises, Mortgagee may release any Person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of this Mortgage, the Note, the Loan Agreement, and/or any Loan Document, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and/or modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. To the extent permitted by applicable law, Mortgagee may resort for the payment of the Obligations to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof or of the Note, or the Loan Agreement or any Loan Document without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law or equity. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         (e) Mortgagor hereby waives any claim, and agrees not to assert any right, under any statute or rule of any Governmental Authority to the extent applicable, which (i) might restrict Mortgagee from simultaneously commencing or pursuing separate actions or proceedings on the Note, the Mortgage (including, without limitation, any action or proceeding to foreclose the Mortgage) and any of the other Loan Documents, (ii) would impose upon Mortgagee an obligation to prosecute to completion any action or proceeding brought on the Note, the Mortgage or any of the other Loan Documents before commencing or pursuing additional actions or proceedings under such documents or (iii) would require or impose upon Mortgagee an obligation to obtain a fair market valuation of any one or more of the Premises or other Collateral foreclosed or otherwise realized upon, whether by virtue of judicial proceedings or under a statutory power of sale. Mortgagor hereby acknowledges and agrees that upon a foreclosure sale or other realization upon any of the Premises or other Collateral, Mortgagor shall not be entitled to a credit against the indebtedness and obligations due and owing under the Loan in an amount equal to the fair market value of the Premises or other Collateral sold, but, rather, Mortgagor shall be entitled to a credit in an amount equal to the amount bid at such sale(s) and actually realized upon by Mortgagee (which shall include any amounts credit bid by Mortgagee). If any of the indebtedness and obligations due and owing under the Loan are partially paid or discharged by reason of the exercise of any of the remedies available to Mortgagee, this Mortgage shall nevertheless remain in full force and effect, and Mortgagor and/or Guarantor, as the case may be, shall remain liable for, and all of the Premises and other Collateral not otherwise sold as provided herein or in the other Loan Documents shall continue to secure, all Obligations.

                                   ARTICLE IX

                                   Defeasance

         SECTION 9.1 Defeasance. If (a) the Obligations shall be fully satisfied, (b) an Allowed Sale in accordance with the Loan Agreement occurs or
(c) an Allowed Financing in accordance with the Loan Agreement occurs, then and in any of the aforementioned events this Mortgage shall be canceled and surrendered. In such event, Mortgagee shall, at the request of Mortgagor and at Mortgagor's cost and expense, to evidence such cancellation, promptly deliver to Mortgagor, in recordable form, all such documents as shall be necessary to release the Premises from the liens, security interests, conveyances and assignments evidenced hereby and by the other Loan Documents, as applicable; provided, however, that Mortgagee shall, upon request in connection with the full satisfaction of the Obligations, cause this Mortgage to be assigned to such assignee as shall be requested by Mortgagor at Mortgagor's cost and expense; provided, however, that such assignment shall be without representation or warranty by, or recourse to, Mortgagee except that Mortgagee shall represent that that it is the sole owner hereof and as to the then outstanding principal balance secured hereby.

                                   ARTICLE X

                              Additional Provisions

         SECTION 10.1 Provisions as to Payments, Advances.

                  (a) All payments of the Obligations shall be made in such lawful money of the United States of America as shall be legal tender for payment of all debts, public and private, at the time of payment, shall be made in the manner expressly designated therefor or, if no such designation is made, at the address of Mortgagee indicated in Section 10.4 hereof, or at such other place as Mortgagee may designate from time to time.

                  (b) If any of the Obligations cannot lawfully be secured by this Mortgage, or if any part of the Premises cannot lawfully be subject to the lien and security interest hereof, to the full extent of said obligations, then all payments made thereon shall be applied first in discharge of that portion thereof which is unsecured by this Mortgage.

                  (c) To the extent that any of the Obligations are used to pay indebtedness secured by any outstanding lien, security interest or charge against the Premises or to pay in whole or in part the purchase price therefor, Mortgagee shall be subrogated to any and all rights, security interests and liens held by any owner or holder of the same, whether or not the same are released. Mortgagor agrees that, in consideration of such payment by Mortgagee, Mortgagor hereby waives and releases all demands, defenses and causes of action for offsets and payments with respect to the same.

                  (d) Any payment made under this Mortgage by any Person at any time liable for the payment of the Obligations, or by any subsequent owner of the Premises, or by any other Person whose interest in the Premises might be prejudiced in the event of a failure to make such payment, or by any partner, member, stockholder, officer or director thereof, shall be deemed, as between Mortgagee and all such Persons, to have been made on behalf of all such Persons.

         SECTION 10.2 Usury Savings Clause. All agreements in the Note, in the Loan Agreement, in any Loan Document or herein are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid hereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of the Note, of the Loan Agreement, of any Loan Document or hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, Mortgagee shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or if theretofore paid, such excess shall be credited against the principal amount of the Obligations to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to the Mortgagor. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of the Mortgagor to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the actual term of the loan or does not exceed the highest lawful rate permitted by applicable law throughout the entire term of such loan, as appropriate.

         SECTION 10.3 Separability. If, in any jurisdiction, all or any portion of any provision of the Note, the Loan Agreement, any Loan Document or this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, then, at Mortgagee's option, such invalidity, illegality or unenforceability shall not affect any other provision thereof or hereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained therein or herein.

         SECTION 10.4 Notices. Unless otherwise provided for herein, all notices, demands, consents, approvals, directions, requests, agreements or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered, if delivered personally or by facsimile transmission (provided that all notices and other communications sent by facsimile transmission shall, in order to be deemed duly given, also be sent by the other method under clause (b) of this Section 10.4), or (b) on the following business day, if sent by overnight mail or nationally recognized prepaid courier, in each case to the parties at the following addresses or at such other addresses or shall be specified by like notice:

                  If to Mortgagor:

                           Cedar Income Fund Partnership, L.P.
                           c/o Cedar Bay Realty Advisors, Inc.
                           44 South Bayles Avenue, Suite 304
                           Port Washington, New York 11050
                           Attn:   Brenda J. Walker
                           Fax:    (516) 767-6497
                           Phone:  (516) 883-5577 x 524

                  with a copy to:

                           Cedar Bay Realty Advisors, Inc.
                           44 South Bayles Avenue, Suite 304
                           Port Washington, New York 11050
                           Attn:   Stuart H. Widowski, Esq.
                           Fax:    (516) 767-6497
                           Phone:  (516) 944-4529

                  If to Mortgagee:

                           SWH Funding Corp.
                           Two University Plaza
                           Hackensack, New Jersey 07601
                           Attn:   Mr. Sanford S. Herrick
                           Fax:    (201) 343-1523
                           Phone:  (201) 343-3222

                  with a copy to:

                           Solomon and Weinberg LLP
                           685 Third Avenue
                           New York, New York  10017
                           Attn:   Howard R. Shapiro, Esq.
                           Fax:    (212) 605-0999
                           Phone:  (212) 605-1000

         SECTION 10.5 Right to Deal. In the event that ownership of the Premises becomes vested in a Person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage or the Obligations in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the Obligations or being deemed a consent to such vesting.

         SECTION 10.6 No Merger.

                  (a) If both the lessor's and the lessee's interest under any lease which constitutes a part of the Premises shall at any time become vested in any one Person, this Mortgage and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Mortgagee shall continue to have and enjoy all of the rights and privileges of Mortgagee hereunder as to each separate estate.

                  (b) Upon the foreclosure of the lien created hereby on the Premises, as herein provided, any leases then existing shall not be destroyed or terminated by application of the doctrine of merger or as a matter of law or as a result of such foreclosure unless Mortgagee or any purchaser at a foreclosure sale shall so elect by notice to the lessee in question.

         SECTION 10.7 Governing Law; Certain Waivers.

                  (a) This Mortgage shall be governed by, construed and enforced in accordance with the laws of the State of New York from time to time in effect, without giving effect to the State of New York's principles of conflicts of law except that it is the intent and purpose of Mortgagee and Mortgagor that
Section 5-1401 of the General Obligations Law of the State of New York shall apply to this Mortgage and except to the extent of the procedural and substantive matters relating only to the creation, perfection or foreclosure of liens and enforcement of rights and remedies against the Premises or any other Collateral, or any part thereof, and the establishment of and defense or action for a deficiency, which matters shall be governed by the laws of the state in which the Premises or Collateral, as applicable, is located.

                  (b) MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND UNCONDITIONALLY WAIVES IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS MORTGAGE, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF MORTGAGOR, ANY OTHER SIGNIFICANT PARTY OR LENDER RELATING TO THE LOAN, AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS MORTGAGE ANY AND EVERY RIGHT MORTGAGOR MAY HAVE TO (I) A TRIAL BY JURY,
(II) INTERPOSE ANY COUNTERCLAIM THEREIN (EXCEPT FOR ANY COMPULSORY COUNTERCLAIM WHICH, IF NOT ASSERTED IN SUCH SUIT, ACTION OR PROCEEDING, WOULD BE WAIVED) AND
(III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE ENTERING INTO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.

         SECTION 10.8 Appointment of Mortgagee. Mortgagor hereby appoints Mortgagee its attorney-in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, to execute, acknowledge, deliver and file or record for and in the name of Mortgagor any of the documents or instruments referred to in Section 8.4(c) hereof.

         SECTION 10.9 Sole Discretion of Mortgagee. Whenever Mortgagee's judgment, consent or approval is required hereunder for any matter, or either shall have an option or election hereunder, such judgment, the decision as to whether or not to consent to or approve the same or the exercise of such option or election shall be in the sole discretion of Mortgagee, unless otherwise expressly specified herein to be reasonably given or exercised.

         SECTION 10.10 Provisions as to Covenants and Agreements. All of Mortgagor's covenants and agreements hereunder shall run with the land and time is of the essence with respect thereto.

         SECTION 10.11 Matters to Be in Writing. This Mortgage cannot be altered, amended, modified, terminated or discharged except in a writing signed by the party against whom enforcement of such alteration, amendment, modification, termination or discharge is sought. No waiver, release or other forbearance by Mortgagee shall be effective against Mortgagee unless it is in a writing signed by Mortgagee, and then only to the extent expressly stated.

         SECTION 10.12 Construction of Provisions. The following rules of construction shall be applicable for all purposes of this Mortgage and all documents or instruments supplemental hereto, unless the context otherwise requires:

                  (a) All references herein to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Mortgage, unless expressly otherwise designated in context.

                  (b) The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

                  (c) The term "Premises" shall be construed as if followed by the phrase "or any part thereof."

                  (d) The term "Obligations" or "obligations" shall be construed as if followed by the phrase "or any other sums secured hereby, or any part thereof."

                  (e) Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.

                  (f) The term "provisions," when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or."

                  (g) All Article, Section and Exhibit captions herein are used for convenience of reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Mortgage.

                  (h) No inference in favor of, or against, any party shall be drawn from the fact that such party has drafted any portion hereof.

                  (i) The cover page of, and all recitals set forth in, and all Exhibits to, this Mortgage are hereby incorporated in this Mortgage.

                  (j) All obligations of Mortgagor hereunder shall be performed and satisfied by or on behalf of Mortgagor at Mortgagor's sole cost and expense.

                  (k) The term "lease" shall mean "tenancy, subtenancy-lease, sublease and any other occupancy agreement or license" and the term "lessee" shall mean "tenant, subtenant, lessee and sublessee."

         SECTION 10.13 Successors and Assigns. The provisions hereof shall be binding upon Mortgagor and the heirs, devisees, representatives, successors and assigns of Mortgagor, including successors in interest of Mortgagor in and to all or any part of the Premises, and shall inure to the benefit of Mortgagee and the holders of the Obligations and their respective heirs, successors, legal representatives, substitutes, participants and assigns. All references in this Mortgage to Mortgagor or Mortgagee shall be construed as including all of such other Persons with respect to the Person referred to.

         SECTION 10.14 Counterparts. This Mortgage may be executed in any number of counterparts with the same effect as if all parties hereto had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         SECTION 10.15 Report Updates.

                  (a) Mortgagee reserves the right at any time during the Term to conduct or require Mortgagor to conduct, at Mortgagor's cost and expense, such environmental inspections, audits and tests as Mortgagee shall reasonably deem necessary or advisable from time to time, utilizing a company acceptable to Mortgagee; provided, however, that Mortgagor shall not be required to pay for such environmental inspections, audits and tests more often than once every twelve (12) months so long as: (i) no Event of Default has occurred, (ii) such inspection, audit or test is not required by applicable Environmental Laws and
(iii) Mortgagee has no cause to believe, in Mortgagee's sole but good faith judgment, that there has been or there is threatened a Hazardous Substance Release on or from the Premises or that Mortgagor or the Premises is in violation of any applicable Environmental Law.

                  (b) Mortgagee reserves the right at any time during the Term to order additional engineering reports with respect to the Premises, at Mortgagor's expense; provided, however, that Mortgagor shall not be required to pay for such additional engineering reports more frequently than once every twelve (12) months so long as (i) no Event of Default has occurred, (ii) such additional engineering report is not required by applicable Legal Requirements to be obtained and (iii) in Lender's sole but good faith judgment, no material adverse change in the condition of the Premises has occurred.

                  (c) Mortgagee shall not be liable for any action or inaction by Mortgagor with respect to any remedial or other response activity in connection with any Hazardous Substance or any repair or replacement recommended in any engineering report, notwithstanding any review or approval of Mortgagor's method of remediation or repair or replacement, as applicable, or any response by Mortgagee.

         SECTION 10.16 Joint and Several Liability. The liability of the entities comprising Mortgagor under this Mortgage shall be and remain joint and several, and such joint and several liability shall be unaffected by the failure of either entity to execute any or all of the counterparts of this Mortgage.

         SECTION 10.17 Handicapped Access. Mortgagor agrees that the Premises shall at all times comply in all material respects and to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, as amended, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access Laws"). Mortgagee may condition any such approval upon receipt of a certificate of Access Law compliance (or the jurisdictional equivalent) from an architect, engineer, or other Person acceptable to Mortgagee. Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints or information related to the violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with any Access Laws. In the event Mortgagor is in default under this Section 10.17, Mortgagee agrees to suspend enforcement of its rights under this Mortgage with respect to such default only if such default is in respect of the Premises' compliance with the Access Laws on the date hereof (as distinct from Mortgagor's default under this Section
10.17 in respect of which this sentence shall not apply, upon any alteration or improvement made to the Premises after the date hereof) unless and until Mortgagor and/or the Premises become subject to any penalty, fine, forfeiture or the like, or Mortgagor and/or the Premises becomes or is likely to become subject to any injunctive or similar order for relief mandating that Mortgagor and/or the Premises comply with any such Access Laws.

         SECTION 10.18 Assignment by Mortgagee; Participations. The provisions of Section 7.8 of the Loan Agreement are hereby incorporated in this Mortgage by this reference, mutatis mutandis, and shall have the same force and effect as if set forth at length herein.

         SECTION 10.19 Jurisdiction. The provisions of Section 7.22 of the Loan Agreement are hereby incorporated in this Mortgage by this reference, mutatis mutandis, and shall have the same force and effect as if set forth at length herein.

         SECTION 10.20 Conflict with Loan Agreement. To the extent that any provision(s) in this Mortgage shall conflict with or be inconsistent with or less restrictive than any provision(s) of the Loan Agreement, the provision(s) of the Loan Agreement shall govern and take precedence.

         SECTION 10.21 Truth-In-Lending. Mortgagor further acknowledges that the Obligations are an exempt transaction under the Truth-In-Lending Act, 15 U.S.C.ss.ss.1601, et seq.

         SECTION 10.22 Intentionally Omitted.

         SECTION 10.23 Limitation on Lender Liability. The provisions of Section
7.21 of the Loan Agreement are hereby incorporated in this Mortgage by this reference, mutatis mutandis, and shall have the same force and effect as if set forth at length herein.

                                   ARTICLE XI

                            State Specific Provisions

         SECTION 11.1 Future Advances. Pursuant to Section 697.04 Florida Statutes, Mortgagee may, at its sole option, from time to time and within twenty
(20) years from the date of this Mortgage, make future advances to Mortgagor. All such future advances, together with interest thereon and any disbursements made by Mortgagee for the payment of Taxes, Ground Rent, the insurance required to be maintained pursuant to Section 4.5 hereof or levies on the Premises (with interest on all such disbursements), shall be secured by this Mortgage and shall have the same priority as the Obligations and shall be subject to all of the terms and provisions of this Mortgage. At no time shall the principal amount of indebtedness secured by this Mortgage, not including sums advanced in accordance with this Mortgage to protect the security of this Mortgage, exceed the sum of $9,000,000.00. At the request and option of Mortgagee, Mortgagor shall execute and cause to be recorded a Notice of Advance evidencing each such future advance and shall pay all of Mortgagee's reasonable costs and expenses incurred in the making of such future advance, including, without limitation, reasonable attorney's fees, documentary and intangible taxes, if any, recording charges, abstract continuations and title insurance endorsements, if any.

         SECTION 11.2 Additional Event of Default. Supplementing the provisions of Section 8.1 hereof, it shall be an Event of Default if Mortgagor shall file or cause to be filed a notice limiting the maximum principal amount which may be secured by this Mortgage pursuant to Section 697.04 (1)(b) Florida Statutes.





                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first written above.


                                   MORTGAGOR:

                                   CEDAR INCOME FUND PARTNERSHIP, L.P.,
                                     a Delaware limited partnership

                                   By:      Cedar Income Fund, Ltd.,
                                              a Maryland corporation,
                                              General Partner


                                            By:
                                               ---------------------------------
                                                Name:   Brenda J. Walker
                                                Title:  Vice President



SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:



________________________________

Print Name:_____________________





________________________________

Print Name:_____________________

                                 ACKNOWLEDGMENT

Within New York:

STATE OF NEW YORK          )
                           )   ss.:
COUNTY OF ________________ )


         On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Brenda J. Walker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                                           _____________________
                                                           Notary Public (SEAL)



Outside New York:

STATE OF _____________________)
                              )   ss.:
COUNTY OF ____________________)


                  On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Brenda
J. Walker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the
________________________.



                                                           _____________________
                                                           Notary Public (SEAL)